Stockholders' Equity	3 Months Ended
Mar. 31, 2021
Equity [Abstract]
Stockholders' Equity

NOTE 4 – Stockholders’ Equity

Series B Preferred Stock

On March 12, 2021 (“Closing Date’), the Company entered into a Securities Purchase Agreements (“SPA”) and Registration Rights Agreements (“RRA”) with accredited investors pursuant to which investors purchased 47,248 shares of Series B preferred Stock (“Series B Stock”) for an aggregate of $4,725,000 or $100 per share (the “Offering”). The Company had previously closed on 10,500 shares of Series B Preferred stock or $1,050,000 in October of 2020. As a result, on March 12, 2021, there were 57,748 shares of Series B Stock outstanding.

Pursuant to the terms of the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock (“COD”), (i) each share of Series B Stock has a stated value of $100, (ii) the Series B Stock accrues a 5% dividend beginning one year after the original issue date and thereafter on a quarterly basis, (iii) the Series B Stock has no voting rights, except as required by law, and (iv) the Series B Stock has no liquidation preference over the Company’s Common Stock. Additionally, the Series B Stock converts into Common Stock (i) at the election of the holder at any time at a price equal to $15,000,000 divided by the fully diluted outstanding securities of the Company at the time of conversion (“Standard Conversion Price”) or (ii) automatically upon the completion of an offering of $5,000,000 or more (“Qualified Offering”) at the lower of (a) the Standard Conversion Price or (b) eighty percent (80%) of the lowest per share purchase price of Common Stock in such Qualified Offering (“Qualified Offering Conversion Price”).

As a result of being oversubscribed, the Offering met the conditions of a Qualified Financing and as a result the Company issued a total of 67,371,841,498 shares of the Company’s common stock upon automatic conversion of the Series B Stock. The Company calculated the value of the beneficial conversion feature as $5,775,000 which was fully amortized and recorded as a deemed dividend. In accordance with ASC 480 – Distinguish Liabilities from Equity, the Series B Stock would be classified as equity on the Closing Date, because they are convertible into a fixed number of shares at a fixed dollar amount. On the Closing Date both the 57,748 and 10,500 shares of series B preferred stock were classified as equity. As of March 31, 2021, none of the Series B Preferred Stock had been converted into common Stock.

Common Stock Warrants

As part of SRAX’s convertible debenture offering in June 2020, SRAX negotiated the ability to release the BIGtoken business as collateral for the repayment of the debentures. As consideration for the release, SRAX agreed to require the Company to issue warrants in the new entity. The warrants were to represent 13% of the new entity’s issued and outstanding shares on a fully diluted basis upon closing. As disclosed in Note 2– Acquisition, SRAX entered into an agreement to merge BIGtoken with the Company on February 4, 2021, which required the issuance of 25,568,064,465 warrants. Based on a valuation from an independent third-party, the fair-market value of the warrants required to be issued was determined to be $885,000 based on implied 3-year volatility of 92.30%, a risk-free equivalent yield of 18% and stock price of $0.00006552.